                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


           NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois
DECEMBER 19, 2001                                             60606
                                                              800-257-8787

NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.
NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2

TO THE SHAREHOLDERS OF THE FUNDS NAMED ABOVE:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen New Jersey Investment Quality Municipal Fund, Inc. and Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New York Municipal Value Fund, Inc. ("New York Value"), Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., and Nuveen Insured New York Premium Income Municipal Fund, Inc., each a Minnesota corporation and each of Nuveen New York Dividend Advantage Municipal Fund, Nuveen Pennsylvania Investment Quality Municipal Fund and Nuveen Pennsylvania Premium Income Municipal Fund 2, each a Massachusetts business trust, (each fund individually, a "Fund" and, collectively, the "Funds"), will be held in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, December 19, 2001, at 10:00 a.m., Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting:

1. To elect Members to the Board of each Fund as outlined below:

    a. For each Fund except New York Value, to elect seven (7) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified:

       i.) five (5) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred Shares
           ("MuniPreferred"), voting together as a single class, and;

       ii.) two (2) Board Members to be elected by the holders of MuniPreferred only, voting as a single class.

    b. For New York Value, to elect three (3) Board Members for a three year term and until their successors shall have been duly elected and qualified.

2. To transact such other business as may properly come before the Annual
Meeting.

Shareholders of record of each Fund at the close of business on October 22, 2001 are entitled to notice of and to vote at that Fund's Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE TO YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER PROVIDED ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER PROVIDED ON THE PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Gifford R. Zimmerman
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
                                                              Chicago, Illinois
                                                              60606
                                                              800-257-8787

NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.
NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Board of Trustees, as the case may be, (each a "Board" and each director or trustee a "Board Member") of each of Nuveen New Jersey Investment Quality Municipal Fund, Inc. ("New Jersey Investment"), Nuveen New Jersey Premium Income Municipal Fund, Inc. ("New Jersey Premium") (the aforementioned New Jersey Funds will be referred to collectively as the "New Jersey Funds"), Nuveen New York Municipal Value Fund, Inc. ("New York Value"), Nuveen New York Performance Plus Municipal Fund, Inc. ("New York Performance"), Nuveen New York Investment Quality Municipal Fund, Inc. ("New York Investment"), Nuveen New York Select Quality Municipal Fund, Inc. ("New York Select"), Nuveen New York Quality Income Municipal Fund, Inc. ("New York Quality"), Nuveen Insured New York Premium Income Municipal Fund, Inc. ("Insured New York"), Nuveen New York Dividend Advantage Municipal Fund ("New York Dividend") (the aforementioned New York Funds will be referred to collectively as the "New York Funds"), Nuveen Pennsylvania Investment Quality Municipal Fund ("Pennsylvania Investment") and Nuveen Pennsylvania Premium Income Municipal Fund 2 ("Pennsylvania Premium"), (the aforementioned Pennsylvania Funds will be referred to collectively as the "Pennsylvania Funds") (each Fund individually, a "Fund" and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on December 19, 2001 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

The Board of each Fund has determined that the use of this Joint Proxy Statement for the Fund's Annual Meeting is in the best interest of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

The following table indicates which shareholders are solicited with respect to each matter:

  --------------------------------------------------------------------------------------
   MATTER                                              COMMON SHARES   MUNIPREFERRED(1)
  --------------------------------------------------------------------------------------
  1a(i).    Election of Board Members by all                 X                 X
            shareholders (except New York Value)
            (Robert P. Bremner, Lawrence H. Brown,
            Anne E. Impellizzeri, Peter R. Sawers
            and Judith M. Stockdale nominated)
  --------------------------------------------------------------------------------------
   a(ii).   Election of Board Members by                    N/A                X
            MuniPreferred only (except New York
            Value) (William J. Schneider and Timothy
            R. Schwertfeger nominated)
  --------------------------------------------------------------------------------------
   b.       Election of Board Members for New York           X                N/A
            Value by all Shareholders (Lawrence H.
            Brown, Peter R. Sawers and Timothy R.
            Schwertfeger nominated)
  --------------------------------------------------------------------------------------

(1) Municipal Auction Rate Cumulative Preferred Shares.

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred of each Fund (except New York Value), 33 1/3% of the MuniPreferred entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matter submitted for a vote of the shareholders of each Fund (except New York Dividend, Pennsylvania Investment and Pennsylvania Premium, the "Massachusetts Business Trusts"), abstentions and broker non-votes will be treated as shares voted against the election of Board Members. For purposes of determining the approval of the matter submitted for a vote of the shareholders of the Massachusetts Business Trusts, abstentions and broker non-votes will have no effect on the election of Board Members. The details of the proposal to be voted on by the shareholders of each Fund and the vote required for approval of the proposal are set forth under the description of the proposal below.

Those persons who were shareholders of record at the close of business on October 22, 2001 will be entitled to one vote for each share held. As of October 22, 2001 shares of the Funds were issued and outstanding as follows:

-------------------------------------------------------------------------------------
          FUND             SYMBOL       COMMON SHARES             MUNIPREFERRED
-------------------------------------------------------------------------------------
 New Jersey Investment      NQJ           20,132,089              3,200 Series M
                                                                  2,000 Series TH
                                                                  1,280 Series F
-------------------------------------------------------------------------------------
 New Jersey Premium         NNJ           12,020,184               624 Series T
                                                                  1,440 Series W
                                                                  1,600 Series TH
-------------------------------------------------------------------------------------
 New York Value             NNY           15,126,155                N/A
-------------------------------------------------------------------------------------
 New York Performance       NNP           14,957,625              1,600 Series M
                                                                   800 Series T
                                                                  2,000 Series W
                                                                   572 Series F
-------------------------------------------------------------------------------------
 New York Investment        NQN           17,699,443               960 Series M
                                                                  2,400 Series T
                                                                  2,400 Series F
-------------------------------------------------------------------------------------
 New York Select            NVN           23,420,962              1,720 Series T
                                                                  2,400 Series W
                                                                  3,600 Series TH
-------------------------------------------------------------------------------------
 New York Quality           NUN           24,083,739              2,200 Series M
                                                                  2,200 Series W
                                                                  2,400 Series TH
                                                                  1,080 Series F
-------------------------------------------------------------------------------------
 Insured New York           NNF            8,299,648              1,320 Series M
                                                                  1,280 Series T
-------------------------------------------------------------------------------------
 New York Dividend          NAN            9,180,267              2,760 Series F
-------------------------------------------------------------------------------------
 Pennsylvania Investment    NQP           16,179,982               880 Series T
                                                                  2,400 Series W
                                                                  2,000 Series TH
-------------------------------------------------------------------------------------
 Pennsylvania Premium       NPY           15,747,428               844 Series M
                                                                  2,080 Series TH
                                                                  1,800 Series F
-------------------------------------------------------------------------------------

This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about November 21, 2001.

1. ELECTION OF BOARD MEMBERS OF EACH FUND

At each Fund's Annual Meeting (except New York Value), seven (7) Board Members are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents (except New York Value), holders of MuniPreferred are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of common shares and MuniPreferred, voting together as a single class. Pursuant to the organizational documents of New York Value, the Board is divided into three classes, with each class being elected to serve a term of three years. This year three (3) Board Members are to be elected at this meeting to serve on the Board of New York Value for a three year term.

A. FOR NEW JERSEY INVESTMENT, NEW JERSEY PREMIUM, NEW YORK PERFORMANCE, NEW YORK INVESTMENT, NEW YORK SELECT, NEW YORK QUALITY, INSURED NEW YORK, NEW YORK DIVIDEND, PENNSYLVANIA INVESTMENT AND PENNSYLVANIA PREMIUM.

          (i) Five Board Members are to be elected by holders of Common Shares and the MuniPreferred, voting together as a single class. Board Members Bremner, Brown, Impellizzeri, Sawers and Stockdale are nominees for election by all shareholders.

          (ii) Holders of MuniPreferred are entitled to elect two of the Board Members. Board Members Schneider and Schwertfeger are nominees for election by holders of MuniPreferred.

B. FOR NEW YORK VALUE. The Board of New York Value has designated Lawrence H. Brown, Peter R. Sawers and Timothy R. Schwertfeger as Class I Board Members and as nominees for Board Members for a term expiring at the Annual Meeting of Shareholders in the year 2004, and until their successors have been duly elected and qualified. The remaining Board Members, Bremner, Impellizzeri, Schneider and Stockdale are current and continuing Board Members. The term of Board Member Impellizzeri as a Class II Board Member of New York Value, expires in 2002. The terms of Robert P. Brenner, William J. Schneider and Judith M. Stockdale as Class III Board Members of New York Value expire in 2003.

For the New York Funds (except New York Dividend), New Jersey Investment and New Jersey Premium, the affirmative vote of a majority of the shares present and entitled to vote at each Fund's Annual Meeting will be required to elect the Board Members of that Fund. The affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting of the Massachusetts Business Trusts will be required to elect Board Members of those Funds.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination for election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board.

The table below shows each nominee's birthdate, principal occupations and other business affiliations, the year in which each nominee was first elected or appointed a Board Member of each Fund and the number of Common Shares of the Funds and of all Nuveen Funds which each nominee beneficially owned as of September 30, 2001, as more fully described in footnote (2) of the following table. All of the nominees were last elected to the Board at the 2000 annual meeting of shareholders except for New York Value which only elected Class III Board Members.

Other than Mr. Schwertfeger, none of the Board Members have ever been a director or an employee of Nuveen Investments or any affiliate.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES

                                                                              FULL COMMON SHARES
                                                                              BENEFICIALLY OWNED
                                                                              SEPTEMBER 30, 2001
                                             YEAR FIRST ELECTED           ----------------------
NAME, BIRTHDATE AND PRINCIPAL OCCUPATION OF  OR APPOINTED                             ALL NUVEEN
NOMINEES AS OF SEPTEMBER 30, 2001(1)         A BOARD MEMBER               THE FUNDS     FUNDS(2)
------------------------------------------------------------------------------------------------
Robert P. Bremner, 8/22/40(3)                1997--All Funds               0             5,928
Board Member of the Funds; private investor  except
and management consultant.                   1999--New York Dividend
Lawrence H. Brown, 7/29/34(4)                1993--All Funds               0            10,406
Board Member of the Funds; retired in        except
August 1989 as Senior Vice President of The  1999--New York Dividend
Northern Trust Company.
Anne E. Impellizzeri, 1/26/33(5)             1994--All Funds               1,000         6,580
Board Member of the Funds; Executive         except                        (New
Director (since 1998) of Manitoga (center    1999--New York Dividend       York
for Russell Wright's Design with nature),                                  Select)
formerly President and Chief Executive
Officer of Blanton-Peale Institutes; prior
thereto, Vice President, Metropolitan Life
Insurance Co.
Peter R. Sawers, 4/3/33(4)                   1991--All Funds               0            17,504
Board Member of the Funds; Adjunct           except
Professor of Business and Economics,         1992--New Jersey Premium
University of Dubuque, Iowa; formerly,       Insured New York
(1991-2000) Adjunct Professor, Lake Forest   1993--Pennsylvania Premium
Graduate School of Management, Lake Forest,  1999--New York Dividend
Illinois; prior thereto, Executive
Director, Towers Perrin Australia;
Chartered Financial Analyst; Certified
Management Consultant.
William J. Schneider, 9/24/44(3)(6)          1997--All Funds               0            42,141
Board Member of the Funds; Senior partner    except
and Chief Operating Officer,                 1999--New York Dividend
Miller-Valentine Group; Vice President,
Miller-Valentine Group Realty; Chair, Miami
Valley Hospital; Vice Chair, Miami Valley
Economic Development Coalition; formerly
Member, Community Advisory Board, National
City Bank, Dayton, Ohio; and Business
Advisory Council, Cleveland Federal Reserve
Bank.

                                                                              FULL COMMON SHARES
                                                                              BENEFICIALLY OWNED
                                                                              SEPTEMBER 30, 2001
                                             YEAR FIRST ELECTED           ----------------------
NAME, BIRTHDATE AND PRINCIPAL OCCUPATION OF  OR APPOINTED                             ALL NUVEEN
NOMINEES AS OF SEPTEMBER 30, 2001(1)         A BOARD MEMBER               THE FUNDS     FUNDS(2)
------------------------------------------------------------------------------------------------
*Timothy R. Schwertfeger, 3/28/49(4)(6)      1994--All Funds               0           292,392
Chairman of the Board (since July 1996) of   except
The John Nuveen Company, Nuveen              1999--New York Dividend
Investments, Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp.; prior
thereto Executive Vice President and
Director of The John Nuveen Company and
Nuveen Investments; Director (since 1992)
and Chairman and Chief Executive Officer
(since 1996) of Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp.;
Chairman and Director (since January 1997)
of Nuveen Asset Management, Inc.; Chairman
and Director of Rittenhouse Financial
Services, Inc. (since 1999); Chief
Executive Officer and Director of Nuveen
Senior Loan Asset Management Inc. (since
September 1999).
Judith M. Stockdale, 12/29/47(3)             1997--All Funds               0             2,535
Board Member of the Funds; Executive         except
Director (since 1994) of the Gaylord and     1999--New York Dividend
Dorothy Donnelley Foundation; prior
thereto, Executive Director (from 1990 to
1994) of the Great Lakes Protection Fund.
------------------------------------------------------------------------------------------------

* "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

(1) As of September 30, 2001, the Board Members and nominees were board members of 30 Nuveen open-end funds and 72 closed-end funds managed by Nuveen Advisory Corp. ("NAC"). In addition, Mr. Schwertfeger is a board member of nine open-end and five closed-end funds managed by Nuveen Institutional Advisory Corp. ("NIAC") and two funds managed by Nuveen Senior Loan Asset Management Inc. ("NSLAM").

(2) The number of shares shown reflects the aggregate number of common shares beneficially owned in all of the NAC, NIAC and NSLAM funds referred to in note
(1) above (excluding money market funds). Includes share equivalents of certain Nuveen funds in which the Board member is deemed to be invested pursuant to the Funds' Deferred Compensation Plan as more fully described below. Includes for Mr. Schwertfeger shares in which he has shared investment power with his spouse and shares held in Nuveen's 401(k)/profit sharing plan. 4,882 Nuveen fund shares not listed for Mr. Bremner are owned by his spouse. Mr. Bremner disclaims beneficial ownership of these shares. 1,057 shares listed for Mr. Sawers are owned by his spouse; Mr. Sawers has shared investment power.

(3) Board Members Bremner, Schneider and Stockdale are continuing Class III Board Members of New York Value whose term will expire in 2003.

(4) Board Members Brown, Sawers and Schwertfeger are Class I Board Members of New York Value whose current term will expire at the annual meeting and have been nominated for a new term to expire in 2004.

(5) Board Member Impellizzeri is a continuing Class II Board Member of New York Value whose term will expire in 2002.

(6) Board Members Schneider and Schwertfeger are Board nominees to be elected by holders of MuniPreferred for all Funds except New York Value.

The Board Members affiliated with Nuveen Investments ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Board Members who are not affiliated with Nuveen or the Adviser receive a $15,000 quarterly retainer ($60,000 annually) for serving as a board member of all funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $500 fee per day plus expenses for attendance in person or $250 if by telephone at a meeting of the executive committee or the dividend and valuation committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes. Effective January 1, 1999, the Board of Directors/Trustees of certain Nuveen Funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Directors and Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of their fees. Each of the Funds except New York Value, Insured New York and New York Dividend are Participating Funds under the Deferred Compensation Plan.

The table below shows, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation (i) paid by each Fund to each Board Member for its last fiscal year and (ii) paid during the calendar year 2000.

                                                                          BOARD MEMBER
                                           --------------------------------------------------------------------------
                                           ROBERT P.   LAWRENCE H.     ANNE E.      PETER R.   WILLIAM J.   JUDITH M.
AGGREGATE COMPENSATION FROM THE FUNDS(1)    BREMNER       BROWN      IMPELLIZZERI    SAWERS    SCHNEIDER    STOCKDALE
---------------------------------------------------------------------------------------------------------------------
New Jersey Investment                      $     627           657            627        627          627         627
New Jersey Premium                         $     369           387            369        369          369         369
New York Value                             $     195           206            195        195          195         195
New York Performance                       $     470           496            470        470          470         470
New York Investment                        $     547           577            547        547          547         547
New York Select                            $     725           765            725        725          725         725
New York Quality                           $     737           778            737        737          737         737
Insured New York                           $     249           263            249        249          249         249
New York Dividend                          $     266           280            266        266          266         266
Pennsylvania Investment                    $     503           527            503        503          503         503
Pennsylvania Premium                       $     463           485            463        463          463         463
Total Compensation Nuveen Funds Paid to
Board Members(2)                           $  71,000        75,000         71,000     71,250       69,000      71,000
---------------------------------------------------------------------------------------------------------------------

(1) Includes deferred fees. Pursuant to a Deferred Compensation Plan with each Fund, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees for the funds that are Participating Funds (including the return from the assumed investment in the eligible Nuveen Funds) payable are:

                                                       BOARD MEMBER
                        --------------------------------------------------------------------------
                        ROBERT P.   LAWRENCE H.     ANNE E.      PETER R.   WILLIAM J.   JUDITH M.
    DEFERRED FEES        BREMNER       BROWN      IMPELLIZZERI    SAWERS    SCHNEIDER    STOCKDALE
--------------------------------------------------------------------------------------------------
New Jersey Investment   $      88             0            593        584          546         140
New Jersey Premium      $      52             0            350        344          322          82
New York Performance    $      61             0            354        402          384          90
New York Investment     $      71             0            412        467          447         105
New York Select         $      94             0            545        619          592         139
New York Quality        $      95             0            555        630          602         142
Pennsylvania
  Investment            $      70             0            476        469          438         112
Pennsylvania Premium    $      65             0            439        432          404         103
--------------------------------------------------------------------------------------------------

(2) Includes compensation for service on the boards of the NAC Funds paid during the calendar year ended December 31, 2000.

Peter R. Sawers and Timothy R. Schwertfeger serve as members of the executive committee of the Board of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, are limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) or (ii) matters of administrative or ministerial nature. The executive committee of each Fund held no meetings during their fiscal year.

Lawrence H. Brown and Timothy R. Schwertfeger are the current members of the dividend and valuation committee for each Fund. The dividend and valuation committee is authorized to declare distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend and valuation committee of each Fund held twelve meetings during its last fiscal year.

Each Fund's Board has an audit committee composed of Board Members who are not "interested persons" of the Fund and who are "independent" as that term is defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards. The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. The audit committee of each Fund held two meetings during its last fiscal year. The audit committee has adopted a written charter. A copy of the written charter is attached as Appendix A to this proxy statement.

Nomination of those Board Members who are not "interested persons" of each Fund is committed to a governance committee composed of the Board Members who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested Board Members. The governance committee of each Fund held two meetings during its last fiscal year. No policy or procedure has been established as to the recommendation of Board Member nominees by shareholders.

The Board of each Fund, held four regular board meetings and, for the New York funds, one special board meeting during each fund's last fiscal year. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof).

The following table sets forth information as of September 30, 2001 with respect to each executive officer of the Funds, other than Mr. Schwertfeger who is a Board Member and included in the table relating to nominees for the Board. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire in July 2002.

------------------------------------------------------------------------------------------
                                          POSITIONS             BUSINESS EXPERIENCE
         NAME            BIRTHDATE       WITH FUNDS           AND PRINCIPAL OCCUPATION
------------------------------------------------------------------------------------------
Peter H. D'Arrigo        11/28/67    Vice President and   Vice President of Nuveen
                                     Treasurer            Investments (since January
                                     (since 1999)         1999), prior thereto, Assistant
                                                          Vice President (from January
                                                          1997); Vice President and
                                                          Treasurer of Nuveen Advisory
                                                          Corp.; formerly Associate of
                                                          Nuveen Investments; Vice
                                                          President and Treasurer (since
                                                          September 1999) of Nuveen Senior
                                                          Loan Asset Management Inc.;
                                                          Chartered Financial Analyst.

Susan M. DeSanto           9/8/54    Vice President       Vice President of the NAC and
                                                          NIAC advised funds since August
                                                          2001; previously, Vice President
                                                          of Van Kampen Investment
                                                          Advisory Corp. (since 1998),
                                                          prior thereto Assistant Vice
                                                          President of Van Kampen
                                                          Investment Advisory Corp. (since
                                                          1994).

Michael S. Davern         6/26/57    Vice President       Vice President of Nuveen
                                     (since 1998)         Advisory Corp. (since January
                                                          1997); prior thereto, Vice
                                                          President and Portfolio Manager
                                                          of Flagship Financial Inc.

Lorna C. Ferguson        10/24/45    Vice President       Vice President of Nuveen
                                     (since 1998)         Investments; Vice President of
                                                          Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.
                                                          (since January 1998).

William M. Fitzgerald      3/2/64    Vice President       Vice President and Managing
                                     (since 1996)         Director of Nuveen Advisory
                                                          Corp. (since December 1995);
                                                          prior thereto, Assistant Vice
                                                          President of Nuveen Advisory
                                                          Corp. (from September 1992 to
                                                          December 1995); prior thereto,
                                                          Assistant Portfolio Manager of
                                                          Nuveen Advisory Corp.; Chartered
                                                          Financial Analyst.

------------------------------------------------------------------------------------------
                                          POSITIONS             BUSINESS EXPERIENCE
         NAME            BIRTHDATE       WITH FUNDS           AND PRINCIPAL OCCUPATION
------------------------------------------------------------------------------------------
Stephen D. Foy            5/31/54    Vice President and   Vice President of Nuveen
                                     Controller           Investments and (since May 1998)
                                     (since 1998)         The John Nuveen Company; Vice
                                                          President (since September 1999)
                                                          of Nuveen Senior Loan Asset
                                                          Management Inc.; Certified
                                                          Public Accountant.

J. Thomas Futrell          7/5/55    Vice President       Vice President of Nuveen
                                     (since 1991)         Advisory Corp; Chartered
                                                          Financial Analyst.

Richard A. Huber          3/26/63    Vice President       Vice President of Nuveen
                                     (since 1998)         Institutional Advisory Corp.
                                                          (since March 1998) and Nuveen
                                                          Advisory Corp. (since January
                                                          1997); prior thereto, Vice
                                                          President and Portfolio Manager
                                                          of Flagship Financial Inc.

Steven J. Krupa           8/21/57    Vice President       Vice President of Nuveen
                                     (since 1990)         Advisory Corp.

David J. Lamb             3/22/63    Vice President       Vice President (since March
                                     (since 2000)         2000) of Nuveen Investments,
                                                          previously Assistant Vice
                                                          President (since January 1999),
                                                          prior thereto, Associate of
                                                          Nuveen Investments; Certified
                                                          Public Accountant.

Larry W. Martin           7/27/51    Vice President       Vice President, Assistant
                                     (since 1993) and     Secretary and Assistant General
                                     Assistant Secretary  Counsel of Nuveen Investments;
                                     (since 1988)         Vice President and Assistant
                                                          Secretary of Nuveen Advisory
                                                          Corp. and Nuveen Institutional
                                                          Advisory Corp.; Assistant
                                                          Secretary of the John Nuveen
                                                          Company and (since January 1997)
                                                          Nuveen Asset Management, Inc.;
                                                          Vice President and Assistant
                                                          Secretary (since September 1999)
                                                          of Nuveen Senior Loan Asset
                                                          Management Inc.

Edward F. Neild, IV        7/7/65    Vice President       Vice President (since September
                                     (since 1996)         1996), previously Assistant Vice
                                                          President (since December 1993)
                                                          of Nuveen Advisory Corp.,
                                                          Portfolio Manager prior thereto;
                                                          Vice President (since September
                                                          1996), previously Assistant Vice
                                                          President (since May 1995) of
                                                          Nuveen Institutional Advisory
                                                          Corp., Portfolio Manager prior
                                                          thereto; Chartered Financial
                                                          Analyst.

------------------------------------------------------------------------------------------
                                          POSITIONS             BUSINESS EXPERIENCE
         NAME            BIRTHDATE       WITH FUNDS           AND PRINCIPAL OCCUPATION
------------------------------------------------------------------------------------------
Stephen S. Peterson       9/20/57    Vice President       Vice President (since September
                                     (since 1997)         1997); previously Assistant Vice
                                                          President (since September 1996)
                                                          Portfolio Manager, prior
                                                          thereto, of Nuveen Advisory
                                                          Corp.; Chartered Financial
                                                          Analyst.

Thomas C. Spalding, Jr.   7/31/51    Vice President       Vice President of Nuveen
                                     (since 1987)         Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.;
                                                          Chartered Financial Analyst.

Gifford R. Zimmerman       9/9/56    Vice President       Vice President, Assistant
                                     (since 1993) and     Secretary and Associate General
                                     Secretary (since     Counsel, formerly Assistant
                                     1998)                General Counsel, of Nuveen
                                                          Investments; Vice President,
                                                          Assistant Secretary and General
                                                          Counsel of Nuveen Advisory Corp.
                                                          and Nuveen Institutional
                                                          Advisory Corp.; Vice President
                                                          Assistant Secretary of The John
                                                          Nuveen Company (since May 1994);
                                                          Vice President and Assistant
                                                          Secretary (since September 1999)
                                                          of Nuveen Senior Loan Asset
                                                          Management Inc.; Chartered
                                                          Financial Analyst.
------------------------------------------------------------------------------------------

On September 30, 2001 Board Members and executive officers of the Funds as a group beneficially owned 574,456 common shares of all funds managed by the Adviser, Nuveen Institutional Advisory Corp. or Nuveen Senior Loan Asset Management Inc. (includes Deferred Units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan, but excludes shares of money market funds). Board Members and executive officers of the Funds as a group beneficially owned 1,000 shares of Common Stock of New York Select, but did not beneficially own any Common Shares of any other Fund or any shares of MuniPreferred of any Fund. As of October 22, 2001, no shareholder owned more than 5% of any class of shares of any Fund.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of each Fund is responsible for assisting the Board in monitoring (1) the quality and integrity of the Fund's financial statements, (2) the Fund's compliance with regulatory requirements, and (3) the independence and performance of the Fund's independent and internal auditors. Among other responsibilities, the Committee reviews, in its oversight capacity, the Fund's annual financial statements with both management and the independent auditors and it meets periodically with the independent and internal auditors to consider their evaluation of the Fund's financial and internal controls. The Committee also recommends to the Board the selection of the Fund's independent auditors. The Committee is composed of six Board Members and operates under a written charter adopted and approved by the Board. Each Committee member is independent as defined by New York Stock Exchange and American Stock Exchange listing standards, as applicable. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix A.

The Committee, in discharging its duties, has met with and held discussions with management and the Fund's independent and internal auditors. Management has represented to the independent auditors that each Fund's financial statements were prepared in accordance with generally accepted accounting principles. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Fund's independent auditors provided to the Committee the written disclosure required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Committee has discussed with representatives of the independent auditor their firm's independence. As provided in the Audit Committee Charter, it is not the Committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Committee's review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the Committee, the Committee has recommended that the Board include the audited financial statements in the Fund's Annual Report.

The members of the Committee are:

Robert P. Bremner                    Peter R. Sawers
Lawrence H. Brown                    William J. Schneider
Anne E. Impellizzeri                 Judith M. Stockdale

AUDIT AND RELATED FEES

AUDIT FEES. The aggregate fees billed by Ernst & Young LLP for professional services for the audit of each Fund's financial statements for its most recently completed fiscal year were as follows:

--------------------------------------------------------------------------------------
                                                     FINANCIAL INFORMATION
                                            AUDIT     SYSTEMS DESIGN AND     ALL OTHER
                  FUND                      FEES      IMPLEMENTATION FEES      FEES
--------------------------------------------------------------------------------------
New Jersey Investment                      $11,400            $0              $2,397
New Jersey Premium                          11,400             0               2,316
New York Value                              11,400             0                 106
New York Performance                        11,400             0               2,350
New York Investment                         11,400             0               2,375
New York Select                             11,400             0               2,433
New York Quality                            11,400             0               2,437
Insured New York                            11,400             0               2,280
New York Dividend                           11,400             0               2,284
Pennsylvania Investment                     11,400             0               2,358
Pennsylvania Premium                        11,400             0               2,346

ALL OTHER FEES.

All other fees noted above represent fees paid to Ernst & Young LLP for consultation relating to annual excise tax calculations and quarterly agreed upon procedures for rating agencies to verify compliance with preferred shares asset maintenance tests for all Funds except New York Value. Ernst & Young LLP performed each of the services noted in their capacity as independent auditor for each Fund. The Audit Committee of each Fund has generally considered whether the receipt of non-audit fees by Ernst & Young LLP from the Fund is compatible with maintaining Ernst & Young LLP's independence.

SECTION 16(a) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act") and Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), require each Fund's Board Members and officers, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year all Section 16(a) filing requirements applicable to that Fund's Board Members and officers, investment adviser and affiliated persons of the investment adviser were complied with.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 77% owned by The St. Paul Companies, Inc.

("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 2002, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than July 24, 2002. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than October 7, 2001. Timely submission of a proposal does not mean that such proposal will be included.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of Nuveen Investments or Nuveen Advisory Corp., or by dealers and their representatives.

FISCAL YEAR

The last fiscal year for the New Jersey Funds and Pennsylvania Funds was June 30, 2001 and for the New York Funds was September 30, 2001.

ANNUAL REPORT DELIVERY

Annual reports for the Funds' fiscal year ended in 2000 were sent to shareholders of record of each Fund following each Fund's fiscal year end. The 2001 annual report for each Fund (except the New York Funds) was made available on or before August 31, 2001 and for the New York Funds, is expected to be available on or before November 30, 2001. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's

By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO VOTE YOUR SHARES PROMPTLY.

Gifford R. Zimmerman
Vice President and Secretary

November 21, 2001

                                                                      APPENDIX A

                     NUVEEN MANAGEMENT INVESTMENT COMPANIES

                            AUDIT COMMITTEES CHARTER

                                   July, 2000

ORGANIZATION

There shall be a committee of each Board of Directors/Trustees of the Nuveen Management Investment Companies to be known as the Audit Committee. The Audit Committee shall be composed of at least three Directors/Trustees. Audit Committee members shall be independent of the Management Investment Companies and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as a committee member. Each such member of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/ Trustees, exercising their business judgment.

STATEMENT OF POLICY

The Audit Committee shall assist the Board in monitoring (1) the accounting and reporting policies and practices of the Management Investment Companies (hereafter referred to as "Funds" or individually "Fund"), (2) the quality and integrity of the financial statements of the Funds, (3) the compliance by the Funds with legal and regulatory requirements and (4) the independence and performance of the external and internal auditors. In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors, the independent auditors, the internal auditors and the management of Nuveen.

The Audit Committee shall have the authority in its discretion to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the John Nuveen Company or the Funds' independent auditors or outside counsel to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Funds' independent auditors and internal auditors shall have unrestricted accessibility at any time to committee members.

RESPONSIBILITIES

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. The independent auditors are ultimately accountable to the Board and Audit Committee. It is the ultimate responsibility of the Board and the Audit Committee for selection, evaluation and replacement of the independent auditors.

In carrying out its responsibilities the Audit Committee believes its policies and procedures should remain flexible, in order to react to changing conditions and requirements applicable to the Funds.

The Audit Committee is responsible for the following:

     Fund Financial Statements:

           1. Reviewing the annual audited financial statements with Fund management including major issues regarding accounting and auditing principles and practices.

           2. Requiring the independent auditors to deliver to the Chairman of the Committee a timely report on any issues relating to the significant accounting policies, management judgements and accounting estimates or other matters that would need to be communicated under SAS 61, that arise during the auditor's review of the Funds' financial statements, which information shall be further communicated by the Chairman to the other members of the Committee, as deemed necessary or appropriate in the judgement of the Chairman.

     With respect to the independent auditors:

           3. Receiving periodic reports (including a formal written statement delineating all relationships between the auditors and the Funds) from the firms of independent auditors regarding their independence, their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and discussing such reports with the auditors.

           4. Reviewing and recommending to the Directors/Trustees the independent auditors to be selected to audit the annual financial statements of the Funds.

           5. Meeting with the independent auditors and Fund management to review the scope and fees of the proposed audits for the current year and the audit procedures to be utilized. At the conclusion of the audit, reviewing such audit results, including any comments or recommendations of the independent auditors, any significant changes required from the originally planned audit programs and any adjustments to such statements recommended by the auditors.

           6. Providing sufficient opportunity at all meetings of the Audit Committee for the independent auditors to meet with the members of the Audit Committee without members of Fund management being present.

     With respect to any internal auditor:

           7. Reviewing the internal audit function as it relates to the Funds including the proposed programs for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

           8. Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

     Other responsibilities:

           9. Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

          10. Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and elicit any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures which might be deemed illegal or otherwise improper.

          11. Reviewing the reports of examinations by regulatory authorities.

          12. Reporting to the Directors/Trustees on the results of the activities of the Committee.

          13. Performing any special reviews, investigations or oversight responsibilities requested by the Directors/Trustees.

          14. With respect to the Exchange-Traded Funds, preparing any report required by the rules of the SEC to be included in a proxy statement for a fund.

          15. Reviewing and reassessing annually the adequacy of this charter and providing a recommendation to the Board of Directors/Trustees for approval of any proposed changes deemed necessary or advisable by the Committee.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

                           [NUVEEN INVESTMENTS LOGO]

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                           NQJ1201



[NUVEEN INVESTMENTS LOGO]

NUVEEN INVESTMENTS
333 WEST WACKER DRIVE
CHICAGO, IL 60606-1256                                                             NJ INVESTMENT QUALITY MUNICIPAL FUND INC.
                                                                                          ANNUAL MEETING OF SHAREHOLDERS

                                                                                                    COMMON SHARES

                                                                                 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                                                                                            ANNUAL MEETING OF SHAREHOLDERS,
                                                                                                  DECEMBER 19, 2001

                                                                                The annual meeting of shareholders will be held
                                                                                Wednesday, December 19, 2001, at 10:00 a.m. Central
                                                                                Time, in the 31st Floor Conference Room of Nuveen
                                                                                Investments, 333 West Wacker Drive, Chicago,
                                                                                Illinois. At this meeting, you will be asked to vote
                                                                                on the proposals described in the proxy statement
                                                                                attached. The undersigned hereby appoints Timothy R.
                                                                                Schwertfeger, Larry W. Martin and Gifford R.
                                                                                Zimmerman, and each of them, with full power of
                                                                                substitution, proxies for the undersigned to
                                                                                represent and vote the shares of the undersigned at
                                                                                the annual meeting of shareholders to be held on
                                                                                December 19, 2001, or any adjournment or
                                                                                adjournments thereof.


You are encouraged to specify your choice by marking the appropriate box. If you do not mark any box, your proxy will be voted "FOR" the proposal. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X                  KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       DETACH AND RETURN THIS PORTION ONLY

                               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.




NJ INVESTMENT QUALITY MUNICIPAL FUND INC.
Common Shares
                                              For    Withhold     For All    To withhold authority to vote, mark "For All
    Vote On Proposal                          All      All         Except    Except" and write the nominee's number on
                                                                             the line below.
    1.   ELECTION OF NOMINEES TO THE BOARD    [ ]      [ ]          [ ]
         01) Robert P. Bremner                                               -------------------------------------------
         02) Lawrence H. Brown
         03) Anne E. Impellizzeri
         04) Peter R. Sawers
         05) Judith M. Stockdale


        WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE
        AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT
        YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY
        TELEPHONE (800) 690-6903 OR OVER THE INTERNET (www.proxyvote.com).

        In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

        The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

        Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

        NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.


    -----------------------------------------                 -----------------------------------------

    -----------------------------------------                 -----------------------------------------
    Signature (PLEASE SIGN WITHIN BOX)  Date                  Signature (Joint Owners)            Date



[NUVEEN INVESTMENTS LOGO]

NUVEEN INVESTMENTS
333 WEST WACKER DRIVE                                                    NJ INVESTMENT QUALITY MUNI FD INC-SERIES M, TH, F
CHICAGO, IL 60606-1256                                                             ANNUAL MEETING OF SHAREHOLDERS

                                                                         MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

                                                                             PROXY SOLICITED BY THE BOARD OF DIRECTORS
                                                                              FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                                                         DECEMBER 19, 2001

                                                                      The annual meeting of shareholders will be held
                                                                      Wednesday, December 19, 2001, at 10:00 a.m. Central
                                                                      Time, in the 31st Floor Conference Room of Nuveen
                                                                      Investments, 333 West Wacker Drive, Chicago, Illinois.
                                                                      At this meeting, you will be asked to vote on the
                                                                      proposals described in the proxy statement attached.
                                                                      The undersigned hereby appoints Timothy R.
                                                                      Schwertfeger, Larry W. Martin and Gifford R.
                                                                      Zimmerman, and each of them, with full power of
                                                                      substitution, proxies for the undersigned to represent
                                                                      and vote the shares of the undersigned at the annual
                                                                      meeting of shareholders to be held on December 19,
                                                                      2001, or any adjournment or adjournments thereof.


You are encouraged to specify your choice by marking the appropriate box. If you do not mark any box, your proxy will be voted "FOR" the proposal. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call
(800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X               KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             DETACH AND RETURN THIS PORTION ONLY

                            THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.




NJ INVESTMENT QUALITY MUNI FD INC-SERIES M, TH, F
Preferred Shares
                                              For    Withhold     For All    To withhold authority to vote, mark "For All
    Vote On Proposal                          All      All         Except    Except" and write the nominee's number on
                                                                             the line below.
   1.   ELECTION OF NOMINEES TO THE BOARD     [ ]      [ ]          [ ]
        01) Robert P. Bremner                                                --------------------------------------------
        02) Lawrence H. Brown
        03) Anne E. Impellizzeri
        04) Peter R. Sawers
        05) Judith M. Stockdale
        06) William J. Schneider
        07) Timothy R. Schwertfeger



        WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE
        AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT
        YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY
        TELEPHONE (800) 690-6903 OR OVER THE INTERNET (www.proxyvote.com).

        In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

        The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

        Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

        NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.



    -----------------------------------------                 -----------------------------------------

    -----------------------------------------                 -----------------------------------------
    Signature (PLEASE SIGN WITHIN BOX)  Date                  Signature (Joint Owners)            Date
